Exhibit 10.4

Execution Version

SECOND SUPPLEMENTAL INDENTURE

dated as of January 20, 2021

among

Specialty Building Products Holdings, LLC

and

SBP Finance Corp.

as the Co-Issuers,

The Guarantors Party Hereto

as Guarantors

and

Ankura Trust Company, LLC

as Trustee and Collateral Agent

6 3⁄8% Senior Notes due 2026

THIS SECOND SUPPLEMENTAL INDENTURE (this “Second Supplemental Indenture”), dated as of January 20, 2021, among Specialty Building Products Holdings, LLC, a Delaware limited liability company (the “Company”), SBP Finance Corp., a Delaware corporation (“SBP Finance” and, together with the Company, each a “Co-Issuer” and collectively, the “Co-Issuers”), the Guarantors (as defined in the Indenture referred to below) party hereto and Ankura Trust Company, LLC, as trustee (in such capacity, the “Trustee”) and collateral agent (in such capacity, the “Collateral Agent”).

RECITALS

WHEREAS, the Co-Issuers, the Guarantors party thereto and the Trustee have heretofore executed and delivered the Indenture, dated as of September 30, 2020 (the “Base Indenture”, as supplemented by the First Supplemental Indenture (as defined below) and as further supplemented by this Second Supplemental Indenture), the “Indenture”), authorizing the issuance by the Co-Issuers of an unlimited principal amount of their 6 3⁄8% Senior Secured Notes due 2026;

WHEREAS, the Co-Issuers have issued, on September 30, 2020, $600,000,000 in aggregate principal amount of their 6 3⁄8% Senior Secured Notes due 2026 (the “Initial Notes”) pursuant to the Base Indenture;

WHEREAS, Section 2.01 of the Indenture provides that Additional Notes ranking pari passu with the Initial Notes may be created and issued from time to time under the Indenture by the Co-Issuers and that such Additional Notes shall be consolidated with and form a single class with the Initial Notes;

WHEREAS, the Co-Issuers have issued, on November 5, 2020, $50,000,000 in aggregate principal amount of their 6 3⁄8% Senior Secured Notes due 2026 as Additional Notes (together with the Initial Notes, the “Existing Notes”) pursuant to a first supplemental indenture to the Base Indenture, dated as of November 5, 2020, among the Co-Issuers, the Guarantors, the Trustee and the Collateral Agent (the “First Supplemental Indenture”);

WHEREAS, pursuant to Section 9.01(a)(7) of the Indenture, the Co-Issuers, the Guarantors, the Trustee and the Collateral Agent are authorized to execute and deliver this Second Supplemental Indenture without the consent of any Holders of the Notes to provide for the further issuance of Additional Notes;

WHEREAS, the Co-Issuers and the Guarantors have authorized the execution and delivery of this Second Supplemental Indenture for the purpose of issuing $75,000,000 in aggregate principal amount of Additional Notes, having terms substantially identical in all material respects to the Existing Notes in the forms of Exhibit A to the Indenture other than as described herein (the “New Notes” and together with the Existing Notes, the “Notes”);

WHEREAS, the Co-Issuers have requested and hereby direct that the Trustee and Collateral Agent join with the Co-Issuers and the Guarantors in the execution of this Second Supplemental Indenture; and

1

WHEREAS, the execution and delivery of this Second Supplemental Indenture has been duly authorized by the parties hereto, pursuant to Sections 9.06 and 13.02 of the Indenture, an Officer’s Certificate and an Opinion of Counsel have been delivered to the Trustee, and all conditions and requirements necessary to make this Second Supplemental Indenture a valid and binding agreement of the Co-Issuers and the Guarantors enforceable in accordance with its terms have been duly performed and complied with.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

Section 1. CAPITALIZED TERMS. Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.

Section 2. ADDITIONAL NOTES.

(a) As of the date hereof, the Co-Issuers shall issue the New Notes pursuant to this Second Supplemental Indenture. The New Notes issued pursuant to this Second Supplemental Indenture constitute Additional Notes issued pursuant to Section 2.01 of the Indenture and shall be consolidated with and form a single class with the Existing Notes previously established pursuant to the Indenture. The New Notes shall have the same terms and conditions in all respects as the Existing Notes, except that the issue date of the New Notes shall be January 20, 2021 and the issue price shall be 104.00% of the aggregate principal amount thereof plus accrued and unpaid interest from and including September 30, 2020, to, but excluding, January 20, 2021. The New Notes issued pursuant to Regulation S under the Securities Act will trade separately under different CUSIP numbers / ISINs until at least 40 days after the issue date of the New Notes. The New Notes issued pursuant to Rule 144A under the Securities Act will trade separately under temporary CUSIP numbers / ISINs until they are exchanged as set forth below; it being understood that any New Notes issued in the form of a Definitive Note may be exchanged for a beneficial interest in a Global Note in accordance with the provisions of the Indenture.

(b) The Co-Issuers shall use commercially reasonable efforts to give effect to a mandatory exchange of the New Notes issued pursuant to Rule 144A trading under temporary CUSIP numbers / ISINs in accordance with the applicable procedures of the Depositary, without any action by, and without the consent of, any Holder (the “Mandatory Exchange”), for an equivalent principal amount of New Notes bearing the same CUSIP numbers / ISINs as the Existing Notes issued pursuant to Rule 144A. The Co-Issuers shall use commercially reasonable efforts to complete the Mandatory Exchange as soon as practicable following the Issue Date, and in any event by February 19, 2021. The Mandatory Exchange shall not otherwise impact any of the terms of the New Notes.

Section 3. AGGREGATE PRINCIPAL AMOUNT. The aggregate principal amount of the New Notes issued pursuant to this Second Supplemental Indenture shall be $75,000,000.

2

Section 4. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THIS SECOND SUPPLEMENTAL INDENTURE, THE NEW NOTES, THE NOTE GUARANTEES AND THE SECURITY DOCUMENTS AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS SECOND SUPPLEMENTAL INDENTURE, THE NEW NOTES, THE NOTE GUARANTEES AND THE SECURITY DOCUMENTS, WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

EACH OF THE CO-ISSUERS, THE GUARANTORS AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SECOND SUPPLEMENTAL INDENTURE, THE INDENTURE, THE NEW NOTES, THE NOTE GUARANTEES OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 5. COUNTERPARTS. This Second Supplemental Indenture may be signed in various counterparts that together will constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery” and words of like import in this Second Supplemental Indenture or in any other certificate, agreement or document related to this Second Supplemental Indenture shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

Section 6. CONTINUED EFFECT. Except as expressly supplemented and amended by this Supplemental Indenture, the Indenture shall continue in full force and effect in accordance with the provisions thereof, and the Indenture (as supplemented and amended by this Supplemental Indenture) is in all respects hereby ratified and confirmed. This Second Supplemental Indenture is an amendment supplemental to the Indenture, and the Indenture and this Second Supplemental Indenture will henceforth be read together.

Section 7. THE TRUSTEE. The Trustee accepts the amendment of the Indenture effected by this Second Supplemental Indenture, but only upon the terms and conditions set forth in this Second Supplemental Indenture. The Trustee makes no representation as to and shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Second Supplemental Indenture, the Guarantees of the Guarantors or for or in respect of the recitals contained herein, all of which recitals are made solely by the Co-Issuers and the Guarantors. All of the provisions contained in the Indenture in respect of the rights, privileges, immunities, powers, and duties of the Trustee shall be applicable in respect of this Second Supplemental Indenture as fully and with like force and effect as though fully set forth in full herein. The Trustee shall not be accountable for the use or application by the Co-Issuers of the New Notes or the proceeds thereof.

[Signature Page Follows]

3

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the date first above written.

SPECIALTY BUILDING PRODUCTS HOLDINGS, LLC

By:	/s/ Ronald Stroud
	Name:	Ronald Stroud
	Title:	Chief Financial Officer

SBP FINANCE CORP.

By:	/s/ Ronald Stroud
	Name:	Ronald Stroud
	Title:	Chief Financial Officer

SPECIALTY BUILDING PRODUCTS INTERMEDIATE II, LLC
AS PARENT GUARANTOR

By:	/s/ Ronald Stroud
	Name:	Ronald Stroud
	Title:	Chief Financial Officer

ALEXANDRIA MOULDING, INC.
AS GUARANTOR

By:	/s/ Ronald Stroud
	Name:	Ronald Stroud
	Title:	Chief Financial Officer

ALEXANDRIA MW, LLC
AS GUARANTOR

By:	/s/ Ronald Stroud
	Name:	Ronald Stroud
	Title:	Chief Financial Officer

[Signature Page to Second Supplemental Indenture]

ALEXANDRIA NE, LLC
AS GUARANTOR

By:	/s/ Ronald Stroud
	Name:	Ronald Stroud
	Title:	Chief Financial Officer

ALEXDIRECT, LLC
AS GUARANTOR

By:	/s/ Ronald Stroud
	Name:	Ronald Stroud
	Title:	Chief Financial Officer

KIRBY HOLDINGS, LLC
AS GUARANTOR

By:	/s/ Ronald Stroud
	Name:	Ronald Stroud
	Title:	Chief Financial Officer

NATIONAL SERVICE SOLUTIONS US, LLC
AS GUARANTOR

By:	/s/ Ronald Stroud
	Name:	Ronald Stroud
	Title:	Chief Financial Officer

NOLL HOLDINGS, INC.
AS GUARANTOR

By:	/s/ Ronald Stroud
	Name:	Ronald Stroud
	Title:	Chief Financial Officer

USL LOGISTICS, LLC
AS GUARANTOR

By:	/s/ Ronald Stroud
	Name:	Ronald Stroud
	Title:	Chief Financial Officer

[Signature Page to Second Supplemental Indenture]

U.S. LUMBER GROUP, LLC
AS GUARANTOR

By:	/s/ Ronald Stroud
Name: Ronald Stroud
Title: Chief Financial Officer

[Signature Page to Second Supplemental Indenture]

NATIONAL SERVICE SOLUTIONS US, LLC
AS GUARANTOR

By:
Name:
Title:

NOLL HOLDINGS, INC.
AS GUARANTOR

By:
Name:
Title:

USL LOGISTICS, LLC
AS GUARANTOR

By:
Name:
Title:

U.S. LUMBER GROUP, LLC
AS GUARANTOR

By:
Name:
Title:

ANKURA TRUST COMPANY, LLC, as Trustee and Collateral Agent

By:	/s/ Lisa J. Price
Name: Lisa J. Price
Title: Managing Director

[Signature Page to Second Supplemental Indenture]